SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549


                        FORM 8-K

                     Current Report


         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                     April 24, 2002


            GREAT PLAINS ENERGY INCORPORATED
 (Exact name of registrant as specified in its charter)



                        03-33207
                (Commission file number)


         MISSOURI                    43-1916803
     (State of other              (I.R.S. Employer
     jurisdiction of             Identification No.)
     incorporation or
      organization)


                      1201 Walnut
             Kansas City, Missouri  64106
       (Address of principal executive offices)


                    (816) 556-2200
 (Registrant's telephone number, including area code)


                    NOT APPLICABLE
 (Former name or former address, if changed since last
                        report)


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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit No.

    99              Press release issued April 24, 2002.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        GREAT PLAINS ENERGY INCORPORATED

                        /s/Jeanie Sell Latz
                        Jeanie Sell Latz
                        Senior Vice President-Corporate
                        Services and Secretary


Date: April 25, 2002

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